                                                                      EXHIBIT 99

CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:              06-JAN-03
DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                                        8
      Distribution Date                                                                     06-Jan-03
      DATES COVERED                                                                FROM AND INCLUDING          TO AND INCLUDING
      -------------                                                                ------------------          ----------------
           Collections Period                                                               01-Dec-02                  31-Dec-02
           Accrual Period                                                                   06-Dec-02                  05-Jan-03
           30/360 Days                                                                             30
           Actual/360 Days                                                                         31

                                                                                        NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                      ACCOUNTS                   $ AMOUNT
      ----------------------------                                                      --------                   --------
      Pool Balance - Beginning of Period                                                 128,638                1,960,151,387.78
      Collections of Installment Principal                                                                         46,077,169.40
      Collections Attributable to Full Payoffs                                                                     19,165,863.21
      Principal Amount of Repurchases                                                                                       0.00
      Principal Amount of Gross Losses                                                                              2,591,273.95
                                                                                                          -----------------------

      Pool Balance - End of Period                                                       125,793                1,892,317,081.22
                                                                                                          =======================


      POOL STATISTICS                                                                                         END OF PERIOD
      ---------------                                                                                    ------------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                                  2,504,880,990.65
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                     75.55%

      Ending O/C Amount                                                                                            96,608,407.30
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                             105.38%

      Cumulative Net Losses                                                                                         6,142,103.68
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.79910%
      Cumulative Recovery Ratio                                                                                           50.71%
      60+ Days Delinquency Amount                                                                                  10,133,137.50
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.43000%

      Weighted Average APR                                                                                                6.529%
      Weighted Average Remaining Term (months)                                                                             43.70
      Weighted Average Seasoning (months)                                                                                  13.20

CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:              06-JAN-03
DaimlerChrysler Auto Trust 2002-A Monthly Servicer's Certificate (HO)                                                    PAGE 2 OF 2
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
 CASH SOURCES
 ------------
      Collections of Installment Principal          46,077,169.40
      Collections Attributable to Full Payoffs      19,165,863.21
      Principal Amount of Repurchases                        0.00     O/C RELEASE   (Prospectus pg S16)
                                                                      -----------
      Recoveries on Loss Accounts                    1,237,654.05     Pool Balance                                1,892,317,081.22
      Collections of Interest                       10,536,644.58     Yield Supplement O/C Amount                   (21,787,212.55)
                                                                                                                -------------------
      Investment Earnings                               36,765.66     Adjusted Pool Balance                       1,870,529,868.67
      Reserve Account                                5,958,500.00
                                                ------------------
      TOTAL SOURCES                                 83,012,596.90     Total Securities                            1,795,708,673.92
                                                ==================                                              -------------------

                                                                      Adjusted O/C Amount                            74,821,194.75
 CASH USES
 ---------
      Servicer Fee                                   1,633,459.49     O/C Release Threshold                          74,821,194.75
      Note Interest                                  5,342,284.14
      Reserve Fund                                   5,958,500.00     O/C Release Period?  (A1 Notes Matured)             Yes
      O/C Release to Seller                          6,479,798.97
      Note Principal                                63,598,554.30     O/C Release                                     6,479,798.97
                                                ------------------
      TOTAL CASH USES                               83,012,596.90
                                                ==================


 ADMINISTRATIVE PAYMENT
 ----------------------
 Total Principal and Interest Sources               83,012,596.90
 Investment Earnings in Trust Account                  (36,765.66)
 Daily Collections Remitted                        (34,254,350.02)
 Cash Reserve in Trust Account                      (5,958,500.00)
 Servicer Fee (withheld)                            (1,633,459.49)
 O/C Release to Seller                              (6,479,798.97)
                                                ------------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT           34,649,722.76
                                                ==================
                                             Beginning             Ending           Principal       Principal per      Interest
                                              Balance             Balance            Payment          $1000 Face        Payment
                                         ------------------  ----------------------------------------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  506,000,000.00  @   1.95%                 0.00                0.00              0.00       0.0000000             0.00
 Class A-2  777,000,000.00  @   2.90%       758,907,228.22      695,308,673.92     63,598,554.30      81.8514212     1,834,025.80
 Class A-3  599,000,000.00  @   3.85%       599,000,000.00      599,000,000.00              0.00       0.0000000     1,921,791.67
 Class A-4  424,000,000.00  @   4.49%       424,000,000.00      424,000,000.00              0.00       0.0000000     1,586,466.67
 Certificates                                77,400,000.00       77,400,000.00              0.00       0.0000000             0.00
                                         ------------------  ------------------------------------                  ---------------
     Total Securities                     1,859,307,228.22    1,795,708,673.92     63,598,554.30                     5,342,284.14
                                         ==================  ====================================                  ===============

                                          Interest per
                                           $1000 Face           Original
                                       ------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  506,000,000.00  @   1.95%        0.0000000            506000000
 Class A-2  777,000,000.00  @   2.90%        2.3603936            777000000
 Class A-3  599,000,000.00  @   3.85%        3.2083333            599000000
 Class A-4  424,000,000.00  @   4.49%        3.7416667            424000000
 Certificates                                                      77400000
                                                         -------------------
     Total Securities                                      2,383,400,000.00
                                                         ===================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 31.